Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

February 28, 2013	/S/ RICHARD C. BROWN
Richard C. Brown

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

February 28, 2013	/s/ Anna C. Catalano
Anna C. Catalano

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

February 28, 2013	/S/ STEVEN J. DEMETRIOU
Steven J. Demetriou

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

February 28, 2013	/s/ Dominique Fournier
Dominique Fournier

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

February 28, 2013	/S/ JOHN J. GALLAGHER, III
John J. Gallagher

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

February 28, 2013	/S/ BARRY J. GOLDSTEIN
Barry J. Goldstein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

February 28, 2013	/S/ FRANCIS S. KALMAN
Francis S. Kalman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

February 28, 2013	/S/ DAN F. SMITH
Dan F. Smith

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that such person whose signature first appears below hereby constitutes and appoints Kevin M. Fogarty and Stephen E. Tremblay, and each of them severally, as his or her true and lawful agent, with power to act separately and with full and unqualified authority to delegate any or all of the powers granted herein to any person or persons selected by said agent(s), to execute in his or her name, place, and stead in capacity as a director or officer of Kraton Performance Polymers, Inc. all reports required under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, including, without limitation, the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, with exhibits thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said agents, or any person or persons to whom said agent(s) have delegated the foregoing powers, may do and perform each and every act and thing requisite and necessary to be done in connection with the execution and filing of the referenced reports and any amendments thereto.

February 28, 2013	/S/ KAREN A. TWITCHELL
Karen A. Twitchell